EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND

CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with amendment no. 2 to the annual report on Form 10-K of Advanced Materials Group, Inc. (the “Company”) for the fiscal year ended November 30, 2003 (the “Report”), the undersigned hereby certifies in his capacities as Chief Executive Officer and Chief Financial Officer of the Company, respectively, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.             the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.             the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 21, 2004	By:	/s/ ROBERT E. DELK
Robert E. Delk
Chief Executive Officer and Chief Financial Officer
(principal executive and financial officer)